--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 31, 1998

Dear Shareholder:

     Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

     U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

     As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,




/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                   -------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                    May 31, 1998

Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Income Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks its objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:


                              --------------------------------------------------
                               4/30/98  10/31/97  CHANGE    HIGH         LOW
--------------------------------------------------------------------------------
STOCK PRICE                    $6.875   $6.875    0.00%     $7.250    $6.813
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)          $8.01    $8.12    (1.36%)    $8.22     $8.01
--------------------------------------------------------------------------------
10-YEAR U.S. TREASURY NOTE      5.67%    5.83%   (0.16%)     5.96%     5.36%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

     In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.48% total return versus 3.58% for the Lehman Brothers Aggregate Index. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Declining interest rate volatility attracted investors to the mortgage market, providing some support for mortgage securities. As much of the mortgage market has been brought into a "refinanceable" position due to the recent decline in interest rates, lower coupon securities have generally outperformed more prepayment-sensitive higher-coupon issues.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1997 asset composition:

--------------------------------------------------------------------------------
COMPOSITION                                  APRIL 30, 1998    OCTOBER 31, 1997
--------------------------------------------------------------------------------
U.S. Government Securities                         24%               15%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages       15%               20%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs       14%               14%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities           10%               12%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities          10%               13%
--------------------------------------------------------------------------------
FHA Project Loans                                   9%                9%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                              8%                8%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs    4%                4%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities               4%                3%
--------------------------------------------------------------------------------
Asset Backed Securities                             1%                1%
--------------------------------------------------------------------------------
CMO RESIDUALS                                       1%                1%
--------------------------------------------------------------------------------


      The Trust has emphasized prepayment protection over the past six months as interest rates have trended lower. The likelihood of faster prepayments on mortgage securities led the Trust to be a net seller of mortgage securities most susceptible to prepayments. Specifically, the Trust's non-prepayment protected IO (Interest-Only mortgage security) holdings were reduced, as that sector began to weaken as interest rates fell. The Trust purchased Treasuries with cash raised from mortgage sales, including 30-year TIPS (Treasury Inflation Protected Securities), which we believe offered attractive inflation adjusted yields.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely





/s/ Robert S. Kapito                        /s/ Michael P. Lustig
-----------------------------------         -----------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                          July 22, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of April 30, 1998:                          $6.875
--------------------------------------------------------------------------------
Net Asset Value as of April 30, 1998:                               $8.01
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 4/30/98 ($6.875) 1:              8.18%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share 2:                         $0.046875
--------------------------------------------------------------------------------
Current Annualized Distribution per Share 2:                       $0.5625
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)       DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS--148.2%
               MORTGAGE PASS-THROUGHS--22.3%
               Federal Home Loan Mortgage Corp.,
     $ 4,733+   7.50%, 7/01/07 - 2/01/23 .......................    $  4,839,710
       1,103+   8.00%, 11/01/15 ................................       1,152,163
       1,811    8.50%, 3/01/06 - 3/01/08, 15 year ..............       1,889,436
         632    8.50%, 6/01/11 .................................         660,896
       3,160    9.00%, 9/01/20 .................................       3,390,949
               Federal Housing Administration,
       4,241    Brookville, 7.50%, 8/01/28 .....................       4,416,107
       3,725    Country Estates, 8.375%, 1/01/35 ...............       4,008,663
               GMAC,
       6,184     Series 33, 7.43%, 9/01/21 ......................      6,344,011
       2,145     Series 46, 7.43%, 1/01/22 ......................      2,214,114
         885     Series 48, 7.43%, 6/01/22 ......................        909,973
         313     Series 51, 7.43%, 2/01/23 ......................        322,300
       7,643     Series 56, 7.43%, 11/01/22 .....................      7,876,262
       1,258   Merrill,
                 Series 54, 7.43%, 5/15/23 ......................      1,300,690
       1,251    Middlesex, 8.625%, 9/01/34 .....................       1,357,800
       4,567    Parkside, 7.30%, 2/01/13 .......................       4,676,386
       1,050    Reilly, Series 41, 8.28%, 3/01/20 ..............       1,114,308
       2,858    Tuttle Grove, 7.25%, 10/01/35 ..................       2,933,781
               USGI,
       4,314     Polaris 982, 7.43%, 11/01/21 ...................      4,442,084
         919     Series 87, 7.43%, 12/01/22 .....................        953,684
       4,839     Series 99, 7.43%, 10/01/23 .....................      5,021,805
       2,736     Series 1003, 7.43%, 3/01/24 ....................      2,794,514
       2,736     Series 6302, 7.43%, 12/01/21 ...................      2,824,776
       6,990     Yorkville, Series 6094,
                  7.43%, 6/01/21 ................................      7,206,660
       3,584     Waterford, 8.625%, 7/25/27 .....................      3,890,779
               Federal National Mortgage Association,
       1,132+    7.00%, 11/01/08 ................................      1,153,180
       5,746     7.50%, 11/01/14 - 9/01/23, 18 year
                  Multifamily ...................................      5,804,253
       5,421+    8.00%, 5/01/08 - 5/01/22 .......................      5,634,775
         721     9.317%, 6/01/19, 10 year Multifamily ...........        811,619
         586     9.484%, 7/01/19, Multifamily ...................        620,367
       1,444     9.497%, 6/01/24, Multifamily ...................      1,524,172
         135     9.50%, 1/01/19 - 6/01/20 .......................        143,597
               Government National Mortgage
               Association,
         601    7.00%, 10/15/17 ................................         607,668
      17,660    7.50%, 8/15/21 - 12/15/23 ......................      18,141,171
          41    8.50%, 5/15/01 - 2/15/17 .......................          42,834
         856    9.00%, 6/15/18 - 9/15/21 .......................         915,688
          13    9.50%, 7/15/16 .................................          14,362
                                                                    ------------
                                                                     111,955,537
                                                                    ------------
               MULTIPLE CLASS MORTGAGE
               PASS-THROUGHS--51.6%
AAA    2,100@@Citicorp Mortgage Securities Inc.,
               Series 1994-9, Class A-4, 6/25/09 ................      2,026,563
AAA    1,098  Collateralized  Mortgage  Obligation  Trust,
               Series 13, Class Q, 1/20/03 ......................      1,127,893
              Countrywide Funding Corp., Mortgage
               Certificates,
AAA    3,394     Series 1993-10, Class A-8,
                  1/25/24, (ARM) ................................      3,189,893
AAA    6,202     Series 1994-9, Class A-16,
                  5/25/24, (ARM) ................................      5,457,333
AAA   17,000   DLJ Mortgage Acceptance Corp.,
                  Series 1998-2, Class A-1, 4/25/28 .............     16,830,000
               Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
      27,426+    Series G-13, Class 13-PP,
                  5/25/21, (I) ..................................      7,233,720
       2,544     Series G-24, Class G24-SG,
                  11/25/23, (ARM) ...............................      2,127,844
       7,500+    Series 1104, Class 1104-L,
                  6/15/21 .......................................      8,067,375
       1,742     Series 1347, Class 1347-HC,
                  12/15/21 ......................................      1,578,130
       2,000     Series 1523, Class 1523-SA,
                  6/15/23, (ARM) ................................      1,414,420
       1,060     Series 1534, Class 1534-NE,
                  6/15/23, (ARM) ................................      1,033,702
       4,257     Series 1541, Class 1541-T,
                  7/15/23 .......................................      4,146,063
       1,912     Series 1559, Class 1559- WA,
                  7/15/22 .......................................      1,892,539
      12,305+    Series 1584, Class 1584-FB,
                  9/15/23 .......................................     12,492,751
       1,494     Series 1596, Class 1596-SB,
                  12/15/12, (ARM) ...............................      1,387,669
       3,892     Series 1608, Class 1608-SD,
                  6/15/23, (ARM) ................................      3,670,222
         866     Series 1609, Class 1609-KA,
                  11/15/23 ......................................        860,451
       1,744     Series 1611, Class 1611-PD,
                  11/15/23, (ARM) ...............................      1,128,994
         500     Series 1625, Class 1625-SL,
                  12/15/08, (ARM) ...............................        510,000
       6,543+    Series 1627, Class 1627-S,
                  12/15/23, (ARM) ...............................      5,266,984
       5,038     Series 1627, Class 1627-SC,
                  12/15/23, (ARM) ...............................      3,663,536
       3,084     Series 1629, Class 1629-OD,
                  12/15/23, (ARM) ...............................      2,181,726

       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)       DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------
     $ 2,915     Series 1686, Class 1686-A,
                  2/15/24 .......................................     $2,679,232
         687     Series 1720, Class 1720-PK,
                  1/15/24, (I) ..................................        245,805
       1,225     Series 1750, Class 1750-PC,
                  3/15/24, (P) ..................................      1,003,851
       4,564     Series 1882, Class 1882-PJ,
                  4/15/22, (I) ..................................        936,490
      72,489     Series 1914, Class 1914-PC,
                  12/15/11, (I) .................................      1,624,486
      11,214     Series 1992, Class 1992-PV,
                  9/15/27, (I) ..................................      4,471,721
       9,955     Series 2037, Class 2037-IB,
                  12/15/26 ......................................      2,484,649
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       3,235     Trust 1988-16, Class 16-B,
                  6/25/18 .......................................      3,461,761
       5,488@    Trust 1990-12, Class 12-G,
                  2/25/20 .......................................      5,120,798
      12,451@@   Trust 1991-15, Class 15-S,
                  6/25/21, (ARM) ................................      2,160,472
       3,029@@   Trust 1991-38, Class 38-F,
                  4/25/21, (ARM) ................................      3,070,466
       2,564     Trust 1991-38, Class 38-SA,
                  4/25/21, (ARM) ................................      2,588,762
       2,477     Trust 1991-87, Class 87-S,
                  8/25/21, (ARM) ................................      2,633,264
       1,077     Trust 1992-12, Class 12-C,
                  2/25/22, (I) ..................................        332,013
       6,000     Trust 1992-43, Class 43-E,
                  4/25/22, (ARM) ................................      6,177,120
       3,874     Trust 1992-187, Class 187-JA,
                  10/25/06, (I) .................................        335,958
      10,084     Trust 1992-200, Class 200-K,
                  11/25/21, (I) .................................      1,261,767
         768     Trust 1993-27, Class 27-SB,
                  8/25/23, (ARM) ................................        631,738
         551     Trust 1993-29 Class 29-SP,
                  3/25/23, (ARM) ................................        442,307
       1,280     Trust 1993-50, Class 50-SH,
                  1/25/23, (ARM) ................................      1,206,585
       2,768+    Trust 1993-53, Class 53-M,
                  4/25/23 .......................................      2,719,428
       2,137     Trust 1993-82, Class 82-SB,
                  5/25/23, (ARM) ................................      1,664,796
       1,086     Trust 1993-87, Class 87-L,
                  6/25/23 .......................................      1,081,263
         879     Trust 1993-116, Class 116-SB,
                  7/25/23, (ARM) ................................        755,852
       2,597     Trust 1993-129, Class 129-SE,
                  8/25/08, (ARM) ................................      2,534,186
         817     Trust 1993-167, Class 167-SA,
                  9/25/23, (ARM) ................................        801,091
       6,000@@   Trust 1993-169, Class 169-SC,
                  3/25/23, (ARM) ................................      4,460,520
       5,763+    Trust 1993-178, Class 178-A,
                  9/25/23 .......................................      5,650,332
       2,776     Trust 1993-179, Class 179-SC,
                  10/25/23, (ARM) ...............................      3,167,036
       2,871     Trust 1993-179, Class 179-VC,
                  10/25/21, (ARM) ...............................      2,060,092
      16,000     Trust 1993-201, Class-JC,
                  5/25/19, (I) ..................................      2,910,720
       1,576     Trust 1993-223, Class 223-SJ,
                  12/25/23, (ARM) ...............................      1,187,928
       2,993     Trust 1993-224, Class 224-S,
                  11/25/23, (ARM) ...............................      2,515,138
       1,908     Trust 1993-224, Class 224-SH,
                  11/25/23, (ARM) ...............................      1,639,467
       2,562     Trust 1993-247, Class 247-SN,
                  12/25/23, (ARM) ...............................      3,101,638
       5,643     Trust 1993-248, Class 248-FB,
                  9/25/23, (ARM) ................................      5,182,309
       3,487     Trust 1993-256, Class 256-F,
                  11/25/23, (ARM) ...............................      3,214,479
       3,777     Trust 1994-14, Class 14-S,
                  10/25/23, (ARM) ...............................      2,451,129
       4,802     Trust 1994-19, Class 19-SB,
                  1/25/24, (ARM) ................................      2,955,214
         387     Trust 1994-27, Class 27-SE,
                  3/25/23, (ARM) ................................        422,323
      14,300+    Trust 1996-14, Class 14-AB,
                  8/25/23, (P) ..................................      6,193,688
       6,797+    Trust 1996-14, Class 14-M,
                  10/25/21, (P) .................................      5,822,124
      25,000     Trust 1997-50, Class 50-HK,
                  8/25/27, (I) ..................................      9,234,375
      51,000     Trust 1997-90, Class 90-M,
                  1/25/28, (I) ..................................     20,639,063
      13,724     Trust 1998-12, Class 12-PL,
                  7/18/19, (I) ..................................      2,581,783
       7,378     Trust 1998-25, Class 25-PG,
                  3/18/22, (ARM) ................................      1,715,452
      18,301     Trust 1998-26, Class 26-PK,
                  12/18/21, (I) .................................      3,431,466
      18,154     Trust 1998-27, Class 27-L,
                  3/25/20, (I) ..................................      2,337,328
AAA    8,598   G. E. Capital Mortgage Services
                 Inc., REMIC Certificates 94-7,
                 Class A-17, 2/25/09, (ARM) .....................      7,474,823
AAA    8,870   PNC Mortgage Corp., Mortgage
                 Pass-Through Certificates,
                 Series 1997-6 Class-A2,
                  7/25/27, (ARM) ................................      8,861,349
               Prudential Home Mortgage
                 Securities Co., Mortgage
                 Pass-Through Certificates,
Aaa      743     Series 1993-43, Class A-16,
                  10/25/23, (ARM) ...............................        673,252
Aaa    2,500     Series 1993-48, Class A-8,
                  12/25/08, (ARM) ...............................      2,416,625

       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)       DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------
AAA  $ 7,349   Salomon Capital Access Corp., CMO,
                 Series 1986-1, Class C, 9/01/15 ................   $  7,556,048
                                                                    ------------
                                                                     259,569,370
                                                                    ------------
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES--6.0%
AAA    3,162   Asset Securitization Corp.,
                 Series 1997-D5,
                 Class PS-1, 2/14/41, (I/O) .....................        340,389
AAA   44,113** Credit Suisse First Boston Mortgage,
                 Series 1997, Class C-1,
                 6/20/29, (I/O) .................................      4,838,608
AAA   48,225   GMAC Commercial Mortgage
                 Corp., Series 97-C1, Class-X,
                 7/15/27, (I/O) .................................      4,596,452
AAA  140,000   Kidder Peabody Acceptance Corp.,
                 Series 1994-C1,
                 2/01/01, (I/O) .................................          1,400
AAA    6,000   ML Mortgage Investments,
                 Series 1996-C1, Class A-3,
                 7.42%, 4/25/28 .................................      6,313,053
AAA   20,307   Morgan Stanley Capital I Inc.,
                 Series 1997, Class HF-1,
                 6/15/17, (I/O) .................................      1,786,416
AAA   10,250** NYC Mortgage Loan Trust,
                 Series 1996, Class A-2,
                 6.75%, 6/25/11 .................................     10,451,797
AA     2,000   PaineWebber Mortgage Acceptance
                 Corp. IV, Series1995-M1,
                 Class B, 6.95%, 1/15/07 ........................      2,028,671
                                                                      ----------
                                                                      30,356,786
                                                                      ----------
               ASSET-BACKED SECURITIES--1.9%
AAA    4,826   Chase Manhattan Grantor Trust,
                 Series 1996-B, Class A,
                 6.61%, 9/15/02 .................................      4,863,745
AAA    4,581   Money Store Trust,
                 Series 1998-A, Class MH-2,
                 7.23%, 5/15/30 .................................      4,568,116
                                                                      ----------
                                                                       9,431,861
                                                                      ----------
               STRIPPED MORTGAGE-BACKED
               SECURITIES--30.2%
Aaa      928   Chase Mortgage Finance Corp.,
                 Mortgage Pass-Through Certificates,
                 Series 1994-A, Class AP,
                 1/25/10, (P/O) ..................................       715,535
AAA    1,022   Collateralized Mortgage Obligation
                 Trust, Series 29, Class A, 5/23/17,
                 (P/O) ...........................................       804,563
               Drexel Burnham Lambert,
AAA      362     Trust K, Class K-1A, 9/23/17, (P/O) .............       313,889
AAA    3,911     Trust V, Class V-1, 9/01/18, (P/O) ..............     3,113,896
               Federal Home Loan Mortgage Corp.,
       2,249   Series 273, Class A-10,
                 11/15/28, (P/O) .................................     1,427,366
       3,826     Series 1238, Class 1238-J,
                  1/15/07, (I/O) .................................       739,187
      25,209     Series 1353, Class 1353-S,
                  8/15/07, (I/O) .................................     2,682,230
         676     Series 1418, Class 1418-M,
                  11/15/22, (P/O) ................................       268,631
         797     Series 1473, Class 1473-JA,
                  2/15/05, (I/O) .................................        40,259
      12,000     Series 1506, Class 1506-L,
                  3/15/22, (I/O) .................................     2,258,040
      12,915     Series 1632, Class 1632-S,
                  4/15/23, (I/O) .................................       416,649
      32,000     Series 1809, Class 1809-SC,
                  12/15/23, (I/O) ................................     3,280,000
      14,069+    Series 1828, Class 1828-A,
                  5/15/24, (P/O) .................................    10,305,505
      17,850     Series 1850, Class 1850-SA,
                  2/15/24, (I/O) .................................     2,727,646
       6,687     Series 1857, Class 1857-PB,
                  12/15/08, (P/O) ................................     5,800,843
       5,000     Series 1900, Class 1900-SV,
                  8/15/08, (I/O) .................................       870,300
       4,828     Series 1917, Class 1917-AS,
                  5/15/08, (I/O) .................................     1,074,234
      17,938     Series 1946, Class 1946-SG,
                  3/15/24, (I/O) .................................     2,197,448
      40,000     Series 1965, Class 1965-SA,
                  3/15/24, (l/O) .................................     5,662,500
     120,299     Series 1968, Class 1968-S,
                  10/15/26, (I/O) ................................     6,766,795
      15,106     Series 2002, Class 2002-HJ,
                  10/15/08, (I/O) ................................     2,317,844
       5,500     Series 2009, Class 2009-HJ,
                  10/15/22, (P/O) ................................     3,226,094
               Federal Housing Aministration,
      31,678+    Series 184, Class 184-IO,
                  12/01/26, (l/O) ................................     8,355,058
               Federal National Mortgage Association,
       3,819     Trust A, Class A-2,
                  8/01/10, (I/O) .................................       704,931
       1,250     Trust 50, Class 50-G,
                  12/25/21, (I/O) ................................       451,730
       5,980     Trust 225, Class 1,
                  2/01/23, (P/O) .................................     4,836,773
       1,559+    Trust 267, Class 1,
                  10/01/24, (P/O) ................................     1,309,371
       6,134     Trust 279, Class 1,
                  7/01/26, (P/O) .................................     5,167,721
       1,065     Trust 1991-7, Class-J,
                  2/25/21, (P/O) .................................       834,459
       3,808     Trust 1992-34, Class 34-A,
                  4/25/22, (I/O) .................................     1,101,350
      16,240     Trust 1992-60, Class 60-SB,
                  10/25/22, (I/O) ................................       625,241
       1,896     Trust 1992-68, Class 68-K,
                  10/25/05, (I/O) ................................       151,661
      37,140     Trust 1992-216, Class 216-S,
                  12/25/22, (I/O) ................................     4,740,179

       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)       DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------
     $ 1,428     Trust 1993-2, Class 2-KB,
                  1/25/23, (I/O) .................................  $    617,680
      62,603     Trust 1993-82, Class 82-SB,
                  5/25/23, (I/O) .................................     6,705,372
       2,466     Trust 1993-113, Class 113-B,
                  7/25/23, (P/O) .................................     1,906,260
      12,364+    Trust 1993-213, Class 213-H,
                  9/25/23, (P/O) .................................    10,935,310
       3,210     Trust 1994-24, Class 24-D,
                  11/25/23, (P/O) ................................     2,808,313
       3,960     Trust 1994-57, Class 57-C,
                  1/25/24, (P/O) .................................     3,560,602
      23,000     Trust 1994-77, Class 77- SB,
                  4/25/24, (I/O) .................................     2,825,320
       2,955     Trust 1994-94, Class 94-C,
                  8/25/23, (P/O) .................................     2,517,062
      13,853     Trust 1995-26, Class 26-SW,
                  2/25/24, (I/O) .................................     2,437,317
       2,151     Trust 1996-5, Class 5-PV,
                  11/25/23, (P/O) ................................     1,896,851
       9,963     Trust 1996-38, Class 38-E,
                  8/25/23, (P/O) .................................     5,899,964
       2,572     Trust 1996-56, Class 56-E,
                  4/25/23, (P/O) .................................     2,045,002
      12,371     Trust 1996-68, Class 68-SC,
                  1/25/24, (I/O) .................................     1,470,976
      85,756     Trust 1997-37, Class 37-SE,
                  10/25/22, (I/O) ................................     2,036,716
      35,476     Trust 1997-65, Class 65-SB,
                  3/25/24, (I/O) .................................     1,940,111
      27,000     Trust 1997-65, Class 65-SG,
                  6/25/23, (I/O) .................................     3,915,000
      11,139     Trust 1997-76, Class 76-SP,
                  12/25/23, (I/O) ................................     1,924,958
       5,294     Trust 1997-85, Class 85-EL,
                  7/25/23, (P/O) .................................     3,751,874
       2,780     Trust 1997-85, Class 85-LE,
                  10/25/23, (P/O) ................................     2,297,387
AAA    1,070   First Boston Mortgage Securities
                 Corp.,
                 Series 1987-C, Class Z,
                  4/25/17, (I/O) .................................       339,832
               Housing Security Inc.,
AAA      377     Series 1992-EB, Class B-8,
                  9/25/22, (P/O) .................................       278,760
AAA      578     Series 1993-D, Class D-8,
                  6/25/23, (P/O) .................................       387,195
               Kidder Peabody Acceptance Corp.,
                 Series B, Class B-1,
AAA    2,739      4/22/18, (P/O) .................................     2,323,544
AAA    1,466     Series B, Class B-2,
                  4/22/18, (I/O) .................................       382,844
AAA    2,852   Structured Asset Securities Corp.,
                 Series 1991-2, Class GA,
                   12/20/21, (I/O) ...............................       780,800
AAA      834   Structured Mortgage Asset Trust,
                 Series 1993-3C, Class CX,
                 4/25/24, (P/O) ..................................       544,771
AAA      363   Prudential Securities, Inc.,
                 Trust 15, Class 1G,
                 5/20/21, (I/O) ..................................       385,453
                                                                    ------------
                                                                     152,203,202
                                                                    ------------
               U.S GOVERNMENT AND
               AGENCY SECURITIES--35.5%
               Overseas Private Investment Corp.,
         200     6.27%, 5/29/12 ...................................      197,875
         400     6.84%, 5/29/12 ...................................      405,000
               Small Business Administration,
       4,475   Series 1996-20E,
                 7.60%, 5/01/16 ...................................    4,752,872
       3,984   Series 1996-20G,
                 7.70%, 7/01/16 ...................................    4,255,387
       3,765   Series 1996-20H,
                 7.25%, 8/01/16 ...................................    3,938,302
               Series 1996-20K,
       6,710     6.95%, 11/01/16 ..................................    6,909,903
       3,777     7.55%, 6/01/16 ...................................    4,004,312
       2,882   Series 1997-20C,
                 7.15%, 3/01/17 ...................................    3,000,860
       5,490   Series 1998-10A,
                 6.12%, 2/01/08 ...................................    5,424,381
     115,107+  United States Treasury Bonds,
                 3.625%, 4/15/28 (TIPS) ...........................  114,387,531
      31,300++ United States Treasury Notes,
                 5.75%, 11/30/02 ..................................   31,378,250
                                                                    ------------
                                                                     178,654,673
                                                                    ------------
               COLLATERALIZED MORTGAGE
               OBLIGATION RESIDUALS***--0.7%
AAA    5,435   American Housing Trust III,
                 Senior Mortgage Pass-
                 Through Certificates, Series 1,
                 Class 4, (REMIC) **, 3/25/19 .....................      845,915
AAA      304   American Housing Trust VII,
                 Senior Mortgage Pass-Through
                 Certificates, Series A, Class R,
                 (REMIC), 11/25/20 ................................    2,142,250
AAA       25   Collateralized Mortgage Obligation,
                 Trust 13**, 1/20/03 ..............................      210,687
AAA       45   FBC Mortgage Securities Trust 16,
                 CMO, Series A**, 7/01/17, (ARM) ..................      289,420
AAA       43   PaineWebber Trust, Series N,
                 Class 7, (REMIC), 1/01/19 ........................      202,826
                                                                    ------------
                                                                       3,691,098
                                                                    ------------
               Total Long-Term Investments
                 (cost $714,624,871) ..............................  745,862,527
                                                                    ------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
        (000)       DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS--1.0%
               REPURCHASE AGREEMENT--0.0%
      $  140     State Street Bank & Trust Co.,
                  5.20%, dated 4/30/98,
                  due 5/1/98 in the amount of
                   $140,020 (cost $140,000
                  collateralized by $140,000
                  U.S. Treasury Note, 6.625% due
                  7/31/01, value including
                  accrued interest--$143,220)$ .................... $    140,000
                                                                    ------------
 CONTRACTS #
 -----------
               CALL OPTION PURCHASED--0.7%
     150,000     Interest Rate Swap, 6.20% over
                  3 month LIBOR, expires 8/13/99
                  (cost $2,238,750) ...............................    3,532,500
                                                                    ------------
               PUT OPTION PURCHASED--0.3%
     150,000     Interest Rate Swap, 7.25% over
                  3 month LIBOR, expires 5/12/00
                  (cost $6,795,000) ...............................    1,358,850
                                                                    ------------
               Total Short-Term Investments
                 (cost $9,173,750) ................................    5,031,350
                                                                    ------------
               Total investments before
                 investments sold short--149.2%
                 (cost $723,798,621) .............................. $750,893,877

               INVESTMENTS SOLD SHORT--(5.0%)
   $ (25,000)  United States Treasury Bonds,
                 6.125%, 11/25/27
                 (proceeds $25,140,625) ..........................  (25,140,625)
                                                                    ------------
               Total investments net of short
                 sales--144.2%
                 (cost $698,657,996) ..............................  725,753,252
               Liabilities in excess of other
                 assets--(44.2%) ..................................(222,308,696)
                                                                    ------------
               NET ASSETS--100% ................................... $503,444,556
                                                                    ============
----------------------
     * Using the higher of Standard & Poor's or Moody's rating.
    ** Private placements restricted as to resale.
   *** Illiquid securities representing .5% of portfolio assets.
     # One contract equals 100,000 face value.
     + Partial  principal  amount pledged as collateral  for reverse  repurchase agreements.
    ++ Entire  principal  amount  pledged as collateral for reverse repurchase agreements.
     @ Partial principal amount pledged as collateral for futures transactions.
    @@ Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
      ARM   --  Adjustable Rate Mortgage.
      CMO   --  Collateralized Mortgage Obligation.
      I     --  Denotes a CMO with Interest only characteristics.
      I/O   --  Interest only. LIBOR -- London InterBank Offer Rate.
      P     --  Denotes a CMO with Principal only characteristics.
      P/O   --  Principal only.
      REMIC --  Real Estate Mortgage Investment Conduit.
      TIPS  --  Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $723,798,621) (Note 1) .........       $750,893,877
Cash .......................................................            197,622
Deposit with brokers as collateral for investments
  sold short (Note 1) ......................................         25,140,625
Interest receivable ........................................          6,163,699
Interest rate caps, at value
  (amortized cost $9,282,691) (Notes 1 & 3) ................          2,731,443


 Receivable for investments sold ...........................            228,429
                                                                   ------------
                                                                    785,355,695
                                                                   ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .....................        229,691,000
Investment sold short, at value
  (proceeds $25,140,625) (Note 1) ..........................         25,140,625
Payable for investments purchased ..........................         20,541,027
Due to broker-variation margin .............................          3,485,202
Interest payable ...........................................          1,821,914
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) .............................................            566,539
Investment advisory fee payable (Note 2) ...................            289,970
Administration fee payable (Note 2) ........................             83,318
Other accrued expenses .....................................            291,544
                                                                   ------------
                                                                    281,911,139
                                                                   ------------
NET ASSETS .................................................       $503,444,556
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................       $    628,499
  Paid-in capital in excess of par .........................        563,355,769
                                                                   ------------
                                                                    563,984,268
  Undistributed net investment income ......................            278,006
  Accumulated net realized losses ..........................        (80,125,400)
  Net unrealized appreciation ..............................         19,307,682
                                                                   ------------
  Net assets, April 30, 1998 ...............................       $503,444,556
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($503,444,556 / 62,849,878 shares of
  common stock issued and outstanding) .....................              $8.01
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $3,809,751
  and interest expense of $5,387,814) ........................      $22,144,567
                                                                    -----------

Expenses
  Investment advisory ........................................        1,653,785
  Administration .............................................          508,857
  Custodian ..................................................           91,000
  Transfer agent .............................................           68,000
  Reports to shareholders ....................................           55,000
  Directors ..................................................           43,000
  Audit ......................................................           36,000
  Legal ......................................................            7,000
  Miscellaneous ..............................................           97,884
                                                                    -----------
    Total operating expenses .................................        2,560,526
                                                                    -----------
  Net investment income ......................................       19,584,041
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................       14,542,493
  Options ....................................................       (1,974,219)
  Futures ....................................................       (8,186,526)
  Short sales ................................................       (6,722,950)
                                                                    -----------
                                                                     (2,341,202)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       (8,740,457)
  Options ....................................................        2,830,500
  Interest rate caps .........................................       (1,411,931)
  Futures ....................................................          341,388
  Short sales ................................................          628,781
                                                                    -----------
                                                                     (6,351,719)
                                                                    -----------
  Net loss on investments ....................................       (8,692,921)
                                                                    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................      $10,891,120
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received .............................                $   30,863,760
  Operating expenses paid .......................                    (2,554,226)
  Interest expense paid .........................                    (4,610,194)
  Purchase of short-term portfolio investments
    including options, net ......................                    (7,871,344)
  Purchase of long-term portfolio investments ...                (1,185,949,818)
  Proceeds from disposition of long-term
    portfolio investments .......................                 1,194,544,760
  Variation margin on futures ...................                    (7,524,398)
                                                                 ---------------
  Net cash flows provided by operating activities                    16,898,540
                                                                 ---------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements .....                     1,160,800
  Cash dividends paid ...........................                   (17,907,211)
                                                                 ---------------
  Net cash flows used for financing activities ..                   (16,746,411)
                                                                 ---------------
Net increase in cash ............................                       152,129
Cash at beginning of period .....................                        45,493
                                                                 ---------------
Cash at end of period ...........................                $      197,622
                                                                 ===============

RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ....................................                $   10,891,120
                                                                 ---------------
Increase in investments .........................                   (35,572,807)
Increase in interest receivable .................                      (478,372)
Decrease in receivable for investments sold .....                    62,699,397
Increase in variation margin payable ............                     2,903,186
Net realized losses .............................                     2,341,197
Decrease in unrealized appreciation .............                     6,351,719
Decrease in depreciation of forward swap ........                       (24,000)
Decrease in options written .....................                    (3,901,500)
Decrease in payable for investments sold short ..                      (624,875)
Decrease in payable for investments purchased ...                   (31,717,002)
Increase in interest payable ....................                     1,484,108
Decrease in deposits with brokers for
  investments sold short ........................                       796,875
Decrease in interest rate caps ..................                     2,449,677
Decrease in accrued expenses and other
  liabilities ...................................                      (700,183)
                                                                 ---------------
  Total adjustments .............................                     6,007,420
                                                                 ---------------
Net cash provided by operating activities .......                $   16,898,540
                                                                 ===============


--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS


                                                Six Months            Year
                                                  Ended              Ended
                                              April 30, 1998    October 31, 1997
                                              --------------    ----------------
Operations:

  Net investment income ..................      $ 19,584,041       $ 36,244,955

  Net realized gain (loss) on
    investments, futures,
    short sales, interest rate caps
    and options ..........................        (2,341,202)        10,941,155

  Net change in net unrealized
    appreciation (depreciation)
    on investments, futures,
    short sales, interest rate
    caps and options .....................        (6,351,719)        20,310,564
                                                ------------       ------------

  Net increase in
    net assets resulting from
    operations ...........................        10,891,120         67,496,674

Dividends from net investment
  income .................................       (17,676,122)       (35,352,309)
                                                ------------       ------------

  Total increase (decrease) ..............        (6,785,002)        32,144,365



NET ASSETS
  Beginning of period ....................       510,229,558        478,085,193
                                                ------------       ------------

  End of period ..........................      $503,444,556       $510,229,558
                                                ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                            SIX MONTHS                       YEAR ENDED OCTOBER 31,
                                               ENDED     --------------------------------------------------------------
                                          APRIL 30, 1998  1997         1996          1995          1994          1993
                                          --------------  ----         ----          ----         ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......   $ 8.12     $ 7.61       $ 7.66       $ 7.25         $ 8.75        $ 8.90
                                             --------   --------     --------     --------       --------       -------
  Net investment income (net of $0.09,
    $0.18, $0.17, $0.22, $0.10 and $0.09
    respectively, of interest expense) .....     0.31       0.58         0.55         0.51           0.73          0.91
  Net realized and unrealized gains
    (losses) on investments, short sales,
    futures  and options ...................    (0.14)      0.49         (0.01)       0.65           (1.45)       (0.21)
                                             --------   --------     --------     --------       --------       -------
Net increase (decrease) from investment
  operations ...............................     0.17       1.07         0.54         1.16          (0.72)         0.70
                                             --------   --------     --------     --------       --------       -------
Dividends from net investment income .......    (0.28)     (0.56)       (0.55)       (0.66)         (0.78)        (0.85)
Distributions in excess of net
  investment income ........................       --         --        (0.04)          --             --            --
Return of capital distribution .............       --         --           --        (0.09)            --             --
                                             --------   --------     --------     --------       --------
  Total dividends and distributions ........    (0.28)     (0.56)       (0.59)       (0.75)         (0.78)        (0.85)
                                             --------   --------     --------     --------       --------       -------
Net asset value, end of period* ............ $   8.01   $   8.12     $   7.61     $   7.66       $   7.25       $  8.75
                                             ========   ========     ========     ========       ========       =======
Per share market value, end of period* ..... $  6 7/8   $  6 7/8     $  6 1/4     $  7 1/4       $  6 3/8       $ 8 3/8
                                             ========   ========     ========     ========       ========       =======
TOTAL INVESTMENT RETURN ....................    4.04%     19.68%       (5.36%)      26.50%        (15.31%)        1.01%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ........................    1.02%**    1.02%        1.08%        1.08%          1.10%         1.03%
Net investment income ......................    7.77%**    7.63%        7.36%        6.85%          9.21%        10.19%
SUPPLEMENTAL DATA:
 Average net assets (in thousands) ......... $508,857   $474,903     $473,056     $466,449       $496,707      $558,530
Portfolio turnover .........................     165%       220%         440%         267%           223%          121%
Net assets, end of period (in thousands) ... $503,445   $510,230     $478,085     $481,301       $455,651      $549,755
Reverse repurchase agreements outstanding,
  end of period (in thousands) ............. $228,691   $228,530     $204,438     $214,438       $109,286      $ 74,700
Asset coverage .............................  $ 3,201    $ 3,233      $ 3,339      $ 3,244        $ 5,169       $ 8,360

--------------
   *   NAV and market value are published in The WallStreet Journal each Monday.
  **   Annualized.
   # The ratios of operating expenses including interest expense to average net assets were 3.14%**, 3.44%, 3.38%, 4.08%, 2.32%, and 2.02% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++   Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.  ACCOUNTING                 The   BlackRock   Income  Trust  Inc.   (the
POLICIES                            "Trust"),  a  Maryland  corporation,   is  a
                                    diversified closed-end management investment
company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost
of) the closing transaction and the Trust's basis in the contract, if any. The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                  The   Trust  has  an   Investment   Advisory
                                    Agreement    with    BlackRock     Financial
Management, Inc. (the "Adviser"), a wholly- owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                   Purchases    and    sales   of    investment
SECURITIES                          securities,     other    than     short-term
                                    investments  and dollar  rolls,  for the six
months  ended  April 30,  1998  aggregated  $1,154,232,616  and  $1,200,475,138, respectively.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At April 30, 1998, the Trust held 0.5% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc..

     The federal income tax basis of the Trust's investments at April 30, 1998 was $723,798,621 and, accordingly, net unrealized appreciation was $27,095,256 (gross unrealized appreciation-$37,561,257; gross unrealized depreciation-$10,466,001).

     For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1997 of approximately $81,496,600 of which approximately $264,400 will expire in 1998, approximately $15,072,600 will expire in 2001, approximately $23,358,100 will expire in 2002, approximately $15,428,300 will expire in 2003 and approximately $27,373,200 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of open financial futures contracts at April 30, 1998 are as follows:

                                                VALUE AT     VALUE AT
NUMBER OF                        EXPIRATION      TRADE       APRIL 30,   UNREALIZED
CONTRACTS              TYPE         DATE          DATE          1998    DEPRECIATION
---------------   -------------  ----------     --------     ---------- ------------
Long Positions:
     15           10 yr. T-Note   June 1998  $  1,687,802  $  1,684,688  $   (3,114)
Short Positions:
   2152           30 yr. T-Bond   June 1998   258,044,077   258,710,750    (666,673)
                                                                         ----------
                                                                         $ (669,787)
                                                                         ==========

     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at April 30, 1998 are as follows:

 NOTIONAL                                                VALUE AT
  AMOUNT   FIXED   FLOATING   TERMINATION    COST/       APRIL 30,   UNREALIZED
  (000)    RATE      RATE        DATE       PREMIUM        1998     DEPRECIATION
 -------   -----   --------   -----------   -------      --------   ------------
$ 50,000   6.00%  3 MTH LIBOR  2/19/02   $ 1,227,098  $  616,400    $  (610,698)
 100,000   6.50%  3 mth LIBOR  4/4/02      2,819,309     797,043     (2,022,266)
 100,000   7.00%  3 mth LIBOR  4/18/03     2,844,458     738,000     (2,106,458)
 100,000   7.25%  3 mth LIBOR  4/23/03     2,391,826     580,000     (1,811,826)
                                         -----------   ---------    -----------
                                         $ 9,282,691  $2,731,443    $(6,551,248)
                                         ===========  ==========    ===========

     Details of open interest rate swaps at April 30, 1998 are as follows:

NOTIONAL                                                        UNREALIZED
 AMOUNT                    FIXED                  TERMINATION    APPRECIATION
  (000)      TYPE          RATE     FLOATING RATE     DATE     (DEPRECIATION)
-------   -----------     -------   -------------  ----------  --------------
$ 20,000  Interest Rate    7.50%    1 month LIBOR   04/25/02     $ (644,000)
   5,455  Forward Rate    7.235%    1 Month Libor   06/15/11         77,461
                                                                 ----------
                                                                 $ (566,539)
                                                                 ==========

NOTE 4. BORROWINGS                  REVERSE  REPURCHASE  AGREEMENTS:  The  Trust
                                    enters into  reverse  repurchase  agreements
with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1998 was approximately $254,787,000 at a weighted average interest rate of approximately 5.68%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $229,691,000 as of April 30, 1998, which was 30.53% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended April 30, 1998.

NOTE 5.  CAPITAL                    There  are 200  million  shares  of $.01 par
                                    value  common  stock   authorized.   Of  the
62,849,878  shares  outstanding  at April 30,  1998,  the Adviser  owned  10,753 shares.

NOTE 6.  DIVIDENDS                  Since April 30, 1998, the Board of Directors
                                    of  the  Trust   declared   dividends   from
undistributed earnings of $0.046875 per share payable May 29, 1998 to shareholders of record on May 15, 1998.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect three Directors as follows:

          DIRECTOR                      CLASS           TERM           EXPIRING
          -------                       -----           -----           -------
      Andrew F. Brimmer ..............   III           3 years           2000
      Kent Dixon .....................   III           3 years           2000
      Laurence D. Fink ...............   III           3 years           2000

      Directors whose term of office continues beyond this meeting are Frank J. Fabozzi, Ralph L. Schlosstein, Walter F. Mondale, Richard E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998.

          Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows

                                    VOTES FOR      VOTES AGAINST    ABSTENTIONS
                                    ---------      -------------    -----------
          Andrew F. Brimmer ....... 51,741,336            0           1,251,120
          Kent Dixon .............. 51,902,210            0           1,090,246
          Laurence D. Fink ........ 51,901,031            0           1,091,425
          Ratification of Deloitte
             & Touche LLP ......... 51,732,575         645,614          614,267

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.

Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):                  Mortgage instruments   with  interest  rates
                                    that adjust at eriodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):        Mortgage-backed  securities  which  separate
                                    mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY   SECURITIES  (I/O):  Mortgage  securities  that  receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET  VALUE  (NAV):            Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The
                                    Wall Street Journal each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE   AGREEMENTS:    In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE                   Arrangements  in which a pool of  assets  is
BACKED SECURITIES:                  separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed securities. IO's and PO's are examples of STRIPs.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1998 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK INCOME TRUST INC.
                 C/O PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM




[LOGO]Printed on recycled paper                                      09247F-10-0


THE BLACKROCK
INCOME
TRUST INC.
-------------------
SEMI-ANNUAL REPORT
APRIL 30, 1998

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